UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 21, 2003
Date of Report (Date of earliest event reported)

CROWN MEDIA HOLDINGS, INC.

(Exact name of Registrant as Specified in Charter)

Delaware (State or other Jurisdiction of Incorporation)	000-30700 (Commission File Number)	84-1524410 (IRS Employer Identification No.)

6430 S. Fiddlers Green Circle, Suite 500
Greenwood Village, Colorado 80111
(Address of Principal Executive Offices)

(303) 220-7990
Registrant’s telephone number, including area code

SIGNATURES
EXHIBIT INDEX
EX-99 Press Release

Item 5. Other Events and Regulation FD Disclosure

     Attached as an exhibit to this Current Report on Form 8-K is a press release dated July 21, 2003, in which Crown Media Holdings, Inc. (“Crown”) announced the proposed repurchase of preferred securities.

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Item 7. Financial Statements and Exhibits

     The following exhibits are filed with this Report:

Exhibit No.	Document

99	Press Release of Crown Media Holdings, Inc. dated July 21, 2003 concerning the proposed repurchase of preferred securities

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN MEDIA HOLDINGS, INC.
(Registrant)

Date	July 21, 2003	By	/s/ William J. Aliber

William J. Aliber Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Document

99	Press Release of Crown Media Holdings, Inc. dated July 21, 2003 concerning the proposed repurchase of preferred securities

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